SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2004

PINNACLE BANCSHARES, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	1-12707	72-1370314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1811 Second Avenue, Jasper, Alabama 35502-1388

(Address of Principal Executive Offices)

(205) 221-4111

Registrant’s telephone number, including area code

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release

Item 12. Results of Operations and Financial Condition

     On February 27, 2004, the Registrant announced its results of operations for the fourth quarter and fiscal year ended December 31, 2003. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

     The information furnished herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PINNACLE BANCSHARES, INC.
DATE: March 5, 2004	By:	/s/ Robert B. Nolen, Jr.
Robert B. Nolen, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated February 26, 2004, issued by the Registrant.